EXHIBIT 10.16

                FIRST AMENDMENT TO LEASE BETWEEN
                ATLANTIC CITY SHOWBOAT, INC. AND
                 R. CRAIG BIRD AND DEBRA E. BIRD
                      DATED APRIL 10, 1987


     WHEREAS,  Atlantic  City Showboat, Inc. ("Lessor"),  and  R.

Craig Bird and Debra E. Bird ("Lessee") entered into that certain

Lease  dated  as  of April 10, 1987, by which  Lessor  leased  to

Lessee  certain  real property within the Showboat  Casino  Hotel building  in  Atlantic City for a term of years as  defined  said

Lease; and

     WHEREAS,  Lessee has continuously occupied the  Premises  as defined in the Lease and operated therefrom a Gift Shop; and

     WHEREAS,  due to certain renovations of the Showboat  Casino

Hotel building, the Lessor and Lessee desire to relocate Lessee's gift shop operation from the Premises as defined in the Lease  to another location within the Showboat Casino Hotel building; and

     WHEREAS, the parties desire to amend the Lease with  respect to the use of the premises; and

     WHEREAS, Lessee desires to memorialize its exercise  of  its options to extend the term of the Lease; and

     WHEREAS,  Lessor and Lessee, upon mutual execution  of  this

First  Amendment, desire that all of the terms and conditions  of the  Lease remain in full force and effect with the exception  of those portions of the Lease herein amended and wish to ratify and confirm all of the terms, conditions and provisions of the  Lease so  that  such  terms, conditions and provisions  are  completely applicable to the relationship of Lessor and Lessee with  respect to the relocated gift shop.

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     NOW, therefore, in consideration of mutual covenants, Lessor and Lessee hereby agree to amend the Lease as follows:

1.   Effective  as  of  March  1,  1997,  Lessee  shall   vacate,

     surrender  and  forever  relinquish  any  right,  title   or

     interest  to  that certain real property identified  in  the

     Lease as RS7 identified in Exhibits A and B of the Lease.

2.   Effective March 1, 1997, Lessor leases to Lessee and  Lessee leases from Lessor that certain real property located within

     the   Showboat   Casino  Hotel  building  more  particularly

     depicted  and described in and on Exhibits A and B  attached hereto,  which Exhibits A and B are intended to replace  and supersede the corresponding Exhibits attached to the Lease.

3.   Effective as of March 1, 1997, the Lease, as amended by this first amendment, including all of its terms, conditions  and provision, shall apply to the new Gift Shop Premises to  the same extent as it applied to the Premises.

4.   Effective  as  of  March  1, 1997, the  following  shall  be deleted from Article 18(a)(2) of the Lease (see page  20  of

     Lease):

          The following words or phrases contained in subparagraph (i): "Ron Lee clown figures
          (described as 24 karat gold over a base metal on an onyx base)";

          Subparagraph (v) in its entirety;

          Subparagraph (vi) in its entirety;

          The following words or phases contained in subparagraph (vii): "fresh baked cookies,"
          "soft drinks," "ice cream cones or bars or any ice cream package fountain product".

 5. Lessee  hereby  exercises the option to renew  set  forth  at

     Article  41 of the Lease, to wit, the Term of the  Lease  is

     extended for one (1) successive ten (10) year term following the expiration of the Term of the Lease as set forth at page one thereof.

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     IN  WITNESS  WHEREOF, the parties have set their  hands  and seals by their authorized representatives as of this 17th day  of

July, 1997.





Attest:                            ATLANTIC CITY SHOWBOAT, INC.


/s/ Luther G. Anderson             BY:  /s/ Herbert R. Wolfe
Luther G. Anderson                      Herbert R. Wolfe
Assistant Secretary                     President and CEO



Witness:


/s/ Brenda S. Wallace              BY:  /s/ R. Craig Bird
                                        R. Craig Bird

Witness:


/s/ Brenda S. Wallace              BY:  /s/ Debra E. Bird
                                        Debra E. Bird

     [HARD COPY OF FIRST AMENDMENT TO LEASE CONTAINS GRAPHIC
       CONSTRUCTION PLAN @ FUTURE GIFT SHOP AS EXHIBIT A]


                            Exhibit A


                                    APPROXIMATE             GENERAL
  SPACE           LOCATION              SIZE              UTILIZATION
Gift Shop    See Hillier Sheet     1,300 sq. ft.    Retail sale of magazines
             #A2.I                                  newspapers, general mer-
                                                    chandise, sundries,
                                                    drugs, souvenirs and
                                                    tobacco products


                            Exhibit B

                      [Showboat Letterhead]



March 25, 1987



R. Craig Bird,  t/a
Ocean 11 Enterprises
4 E. Timber Avenue
Marmora, NJ   08223

Re:  ATLANTIC CITY SHOWBOAT, INC. -
     OCEAN 11 ENTERPRISES AGREEMENT

Dear Mr. Bird:

Please have this letter confirm the terms of the arrangement between you and Atlantic City Showboat, Inc. ("Showboat") for the placement of cigarette and food vending machines at the Atlantic City Showboat Hotel, Casino and Bowling Center ("Hotel"). Those terms are as follows:

      1.   YOUR  OBLIGATIONS. You will be obligated at your  cost
           to:
           (a) Transport, place and install at the Hotel as expeditiously as possible a quantity and variety of cigarette and candy/snack vending machines satisfactory to Showboat. Such machines will be installed at all locations directed by Showboat in its sole discretion;

           (b) Make substitutions of machines from time to time at the reasonable discretion of Showboat;

           (c)   Service,  repair,  stock  and maintain  in  good
           condition  machines  installed   and  respond  to  any
           service call within 24 hours;

           (d)   Maintain   comprehensive    general    liability
           insurance  satisfactory   to   Showboat  and   workers
           compensation insurance as required by law;

           (e) Adhere to Showboat's cash collection procedures as prescribed from time to time;

           (f)   Bear the risk of loss of all machines;

           (g)   Obtain  all  necessary   governmental  licenses,
           permits, registrations and approvals;

Mr. R. Craig Bird
March 25, 1987
Page 2


           (h)   Make   collections   from   the    machines   at
           designated intervals as prescribed by Showboat;

           (i)   Make  available  at the following prices and pay
           to  Showboat  commissions  in   accordance   with  the
           following schedule:

               MACHINE              VENDING PRICE      COMMISSION

               Candy & Snacks            .60               12%
                  (Public)

               Cigarettes                1.85              30%
                (Public)

               Candy & Snacks            .50              None
                 (Employee)

               Cigarettes                1.50              12%
               (Employee)

           Collections will be made at  designated  times by  you
           or  your  representative   and  a   representative  of
           Showboat and divisions of collection proceeds will be made at the Hotel upon each collection:

           (j) Allow Showboat to audit at its discretion any records pertinent to collections:

           (k) Indemnify, defend and hold Showboat and/or its employees harmless for any claims, suits or damages arising out of your performance or non-performance of this Agreement, including any claim or assessment for taxes levied in connection with or arising out of operation of the machines.

      2. OBLIGATIONS OF SHOWBOAT. Showboat will be obligated at its cost to:

           (a) Grant to you the exclusive limited license to place cigarette and candy/snack vending machines on the Hotel premises at locations specified by
           Showboat (subject to the terms and conditions of this Agreement) and to allow you or your employees to come into the Hotel premises for the purpose of servicing machines. The parties agree that this limited license will be deemed not to be coupled with any interest and neither this letter agreement nor any memorandum thereof will be lodged for recording as an interest in real property.

Mr. R. Craig Bird
March 25, 1987
Page 3



      3. TERMS AND TERMINATION. The term of this Agreement ("Term") shall commence on April 1, 1987, and will continue in effect until March 31, 1992, and from year to year thereafter unless and until terminated by either party on sixty (60) days written notice given prior to the fifth anniversary or subsequent anniversaries of commencement of the Term. This Agreement shall be terminable on ten (10) days written notice by Showboat, however, in the event that Showboat's casino license is revoked, in the event that either party becomes bankrupt, insolvent or is dissolved, any Act of God or a third party which renders operation of the Hotel/Casino complex impossible or the sale by Showboat of the Hotel. Notice shall be effective if given by certified mail, return receipt requested, to the parties at the addresses set forth in this letter.

      4. GOVERNING LAW. This Agreement will be subject to, governed by and construed in accordance with the laws of the State of New Jersey as may be amended and supplemented from time to time, and any action arising out of this agreement will be brought before a court of competent jurisdiction in Atlantic County, New Jersey.

      5. RELATIONSHIP OF THE PARTIES. The parties acknowledge that nothing herein is intended to create any employment, agency, partnership, joint venture or tenancy and that your relationship to Showboat is strictly that of limited licensee.

      6. ENTIRE AGREEMENT. This Agreement embodies the entire Agreement between the parties and supersedes all prior or contemporaneous agreements or understandings with respect to the subject matter hereof. This Agreement may be amended only in writing signed by the party to be charged.

If  the terms set forth in  this  letter  are acceptable to  you,
please  so  indicate  by  signing   where   indicated  below  and
returning this letter to Mr. Anderson of our Legal Department.


ATLANTIC CITY SHOWBOAT, INC.

/s/ Frank A. Modica                Mar. 26, 1987
Frank A. Modica, President             Date

AGREED TO & ACCEPTED BY
OCEAN 11 ENTERPRISES

/s/ R. Craig Bird                  Mar. 28, 1987
R. Craig Bird, Sole                    Date
 Proprietor

cc:  Al Hoff, Vice Pres. Sports
     Robert McDonald, Vice Pres. Hotel
     Robert L. Frolow, Insurance & Risk Mgr.
     Luther G. Anderson, Asst. General Counsel

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